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                             AMENDED LOAN AGREEMENT

     WHEREAS, on the 25th day of October, 2000, STILLWATER NATIONAL BANK AND TRUST COMPANY OF STILLWATER, OKLAHOMA (hereinafter referred to as the "Bank") and WESTWOOD CORPORATION, a Nevada Corporation (hereinafter referred to as "Westwood"), TANO CORP., a Louisiana Corporation (hereinafter referred to as "TANO"), NMP CORP., an Oklahoma Corporation (hereinafter referred to as "NMP"), and MC II ELECTRIC COMPANY, a Texas Corporation (hereinafter referred to as "MCII"), (collectively Westwood, Tano, NMP and MCII are hereinafter referred to as "Debtor") entered into a Loan Agreement (hereinafter referred to as the "Loan Agreement"), wherein the Bank agreed to enter into a revolving loan agreement whereby the Bank would loan to the Company up to TWO MILLION EIGHT HUNDRED THOUSAND and NO/100 DOLLARS ($2,800,000.00) for the purpose of financing the Company's ongoing operations, which agreement was evidenced by a Renewal and Amended Revolving Promissory Note of even date therewith ("Note"); and

     WHEREAS, the parties wish to make adjustments to the structure of the lending arrangement which is reflected in the Loan Agreement, including the extension of the Maturity Date and an increase in the interest contained in the Note.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereby agree to amend the Loan Agreement in the following respects:

     1.   Paragraph 1.1 (a) of the Loan Agreement is amended to read as follows:

          "`Maturity Date' means October 15, 2001."

     2.   Paragraph 2.3 of the Loan Agreement is amended to read as follows:

          "The Margin shall be one and one-half percentage (1 1/2) points."

     3. The Loan Agreement shall be further amended to provide that upon the execution of this Amended Loan Agreement, and as a condition precedent thereto, the Debtor shall pay to the Bank a Loan Fee of Ten Thousand and NO/100 Dollars ($10,000.00).

     4. Except as may be amended herein, the terms and conditions of the Loan Agreement remain in full force and effect.

     IN WITNESS WHEREOF, this Agreement is executed to be effective as of the 25th day of June, 2001.

                                  "BANK"
                                  STILLWATER NATIONAL BANK AND TRUST
                                  COMPANY, STILLWATER, OKLAHOMA



                                  By:   /s/ Joe E. Staires
                                      ------------------------------------------
                                      Joe E. Staires, Senior Vice President

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                                  "COMPANY"
                                  Westwood Corporation, a Nevada corporation

                                  By:  /s/ Ernest H. McKee
                                      ------------------------------------------
                                      Ernest H. McKee, President

                                  TANO Corp., a Louisiana corporation

                                  By:  /s/ Guy Hardwick
                                      ------------------------------------------
                                      Guy Hardwick, President

                                  NMP Corp., an Oklahoma corporation

                                  By:  /s/ Ernest H. McKee
                                      ------------------------------------------
                                      Ernest H. McKee, President

                                  MC II Electric Company, a Texas corporation

                                  By:  /s/ Ernest H. McKee
                                      ------------------------------------------
                                      Ernest H. McKee, President

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